UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2010 (August 19, 2010)

NEW JERSEY RESOURCES CORPORATION
 (Exact name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 938-1480

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 19, 2010, Nina Aversano informed New Jersey Resources Corporation (“NJR”) that she will not seek re-election to the NJR Board of Directors (the “Board”) at NJR’s next Annual Meeting of Shareholders to be held on January 26, 2011 (“Annual Meeting”). Ms. Aversano will continue to serve on the Board through the end of her term which concludes at the Annual Meeting. Ms. Aversano’s decision not to stand for re-election did not result from a disagreement with NJR on any matter relating to NJR’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2010

NEW JERSEY RESOURCES
CORPORATION

By:   /s/ Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President and
Chief Financial Officer